--------------------------------------------------------------------------------
  Gabelli Capital Asset Fund
----------------------------


         [PHOTO]
           of
 Mario J. Gabelli, C.F.A.
     Portfolio Manager


Q. How has the Fund performed in its first seven months of existence and what would you identify as your Fund's competitive strengths or advantages?

A. From the Fund's inception on May 1, 1995 through December 31, 1995, the Fund had a total return of 8.4%.(1) The Fund's performance was positively affected by the overall strong performance of the U.S. stock market, as stock picking took a back seat to market momentum in generating returns. We invested our new cash selectively in this rising market. If the market loses steam in 1996, stock pickers will have the opportunity to excel. The motto of our firm is "creating wealth through research." We believe that thorough fundamental research on individual stocks is our greatest strength and is the key to delivering potentially superior long-term investment returns.

Q. How has your investment strategy/focus changed, if at all, in the last quarter? What conditions or events prompted that change?

A. Our strategy, which is to buy stocks trading at a deep discount to their "real world" economic value, does not change. Specific pockets of value change with economic, market and regulatory conditions. Broadcast stocks, which had been stellar performers over the first three quarters of 1995, got hit hard in the fourth quarter and are once again outstanding values. With more consolidation in the industry likely in the year ahead and earnings rebounding with the Olympics and, more importantly, election year advertising, the broadcasters should do quite well. Telecommunications and cable television stocks should also perform well, as a comprehensive telecommunications bill finally diminishes the regulatory uncertainty that has plagued these industries. Selected industrial franchises will also prove rewarding as corporate buyers here and abroad focus on expanding their product lines and distribution systems.

Q. What is your economic overview of the fourth quarter? What is your economic/financial market outlook for 1996?

A. The economy landed with its nose up in the fourth quarter, propelling the equities market to record levels. Investors shrugged off soft earnings comparisons in anticipation of lower interest rates and slow, but steady, economic growth in 1996. Market leadership shifted from the broad technology sector to consumer non-durables, offering more predictable earnings growth in the year ahead.

     Looking out to 1996, we expect 2.5% to 3% domestic gross domestic product growth and 6% to 9% earnings growth for the S&P 500 Index.(2) Food and fuel prices may rise modestly, but wages will remain constrained and inflation in total will not be a problem in the year ahead. Interest rates are the wild card for 1996. The consensus is that, with a soft economy, low inflation, lower interest rates in Europe, a balanced budget agreement, and a Federal Reserve Chairman up for reappointment in an election year, long-term interest rates should come down. With a flat yield curve, we could see the Fed drop short rates without long rates following, particularly if we get a watered down balanced budget compromise. Price/earnings multiples are a function of earnings growth and longer-term interest rates. If earnings growth slows as we anticipate and long rates remain flat or trend modestly higher, stock multiples are likely to

--------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions, and the deduction of Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies which provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.

(2) The S&P 500 Index is an unmanaged index that is generally considered to be representative of U.S. stock market activity and does not reflect deduction of fees and expenses, which has been deducted within the Fund. The S&P 500 Index is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

contract. Our conclusion from all this conjecture is a much less inspiring overall stock market in 1996.

Q.   Do you have any overall Fund "Pearls of Wisdom"?

A. We were among the first on Wall Street to proclaim the beginning of the third great wave of takeovers since World War II. Record setting merger and acquisition activity, highlighted by a big jump in hostile deals this year, further validates this thesis. In 1995, it was the three Bs: banks, broadcasters, and brokers. In 1996, we believe deal activity will spread to small and mid-sized industrial franchises. If we do get capital gains tax relief, smaller companies that still have substantial family ownership will be on the market.

--------------------------------------------------------------------------------
  Gabelli Capital Asset Fund Profile
  as of December 31, 1995
------------------------------------

                                  TOTAL RETURN(1)
--------------------------------------------------------------------------------

Since Inception (5/1/95) .....................................     8.4%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Growth of a Hypothetical $10,000 Investment

 [The following table was represented by a line chart in the printed material.]

                                 S&P 500 Index      Gabelli Capital Asset Fund
                                 -------------      --------------------------
5/1/95                               10000                    10000
May 31                               10400                    10050
Jun 30                               10641                    10201
Jul 31                               10994                    10415
Aug 31                               11022                    10530
Sep 30                               11487                    10582
Oct 31                               11446                    10476
Nov 30                               11948                    10759
12/31/95                             12178                    10841

To give you a comparison, the chart above shows the performance of a $10,000 investment made in the Gabelli Capital Asset Fund and in the S&P 500 Index.(2) Investment return and principal value of an investment will fluctuate, so that the value of your investment, when redeemed, may be worth more or less than the original cost. Past performance is not a guarantee of future results.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Top Ten Holdings

  1. Cablevision Systems Corporation
  2. GEICO Corp.
  3. Magma Copper Company
  4. Time Warner Inc.
  5. Sequa Corporation
  6. International Family Entertainment, Inc.
  7. United Television, Inc.
  8. Quaker Oats Company
  9. Cellular Communications, Inc.
 10. Capital Cities/ABC, Inc.

For  a  complete  list  of  portfolio  holdings,  please  see  the  Schedule  of
Investments.
--------------------------------------------------------------------------------

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                                       11
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Gabelli Capital
  Asset Fund
---------------
       5
---------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
----------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1995

--------------------------------------------------------------------------------
COMMON STOCKS -- 76.7%
--------------------------------------------------------------------------------
   Shares                                                                 Value
--------------------------------------------------------------------------------

Aerospace -- 1.5%
    5,000  Boeing Co.                                              $    391,875
                                                                   ------------

Automotive -- 0.8%
    2,000  Ford Motor Company                                            58,000
    3,000  General Motors Corporation                                   158,625
                                                                   ------------
                                                                        216,625
                                                                   ------------

Automotive: Parts and Accessories -- 2.8%
   15,000  GenCorp Inc.                                                 183,750
   11,500  Handy & Harman                                               189,750
   12,000  Wynn's International, Inc.                                   355,500
                                                                   ------------
                                                                        729,000
                                                                   ------------

Aviation: Parts and Services -- 2.7%
    2,000  AAR Corp.                                                     44,000
    2,000  Curtiss-Wright Corporation                                   107,500
    6,000  Hi-Shear Industries Inc. +                                    43,500
    4,000  Moog, Inc., Class A +                                         69,000
   10,000  Precision Castparts Corp.                                    397,500
    3,000  Rohr Inc. +                                                   43,125
                                                                   ------------
                                                                        704,625
                                                                   ------------

Broadcasting -- 10.9%
   20,000  Ackerley Communications Inc.                                 305,000
    2,000  BHC Communications, Inc., Class A                            189,000
    4,000  Capital Cities/ABC, Inc.                                     493,500
    5,000  Chris-Craft Industries, Inc.                                 216,250
   10,000  Liberty Corporation                                          337,500
    7,500  Multi-Market Radio Inc., Class A +                            76,875
    8,950  Outlet Communications, Inc., Class A +                       422,888
    6,000  United Television, Inc.                                      541,500
   17,000  Westinghouse Electric Corp.                                  280,500
                                                                   ------------
                                                                      2,863,013
                                                                   ------------

Cable --  12.1%
    5,600  BET Holdings, Inc., Class A +                                128,100
   20,500  Cablevision Systems Corporation, Class A +                 1,112,125
   33,100  International Family Entertainment, Inc., Class B +          542,012
   13,000  Media General, Inc., Class A                                 394,875
    3,000  Tele-Communications, Inc., Class A +                          59,625
   13,000  Tele-Communications, Inc./Liberty
            Media Group, Class A +                                      349,375
    2,000  Tele-Communications International, Inc.,
            Class A +                                                    45,500
   12,000  United International Holdings, Inc.,
            Class A +                                                   177,000
   20,000  US WEST Media Group +                                        385,000
                                                                   ------------
                                                                      3,193,612
                                                                   ------------

Consumer Products -- 4.0%
    6,500  American Brands, Inc.                                        290,062
    5,000  Culbro Corporation +                                         245,625
    2,000  Eastman Kodak Company                                        134,000
    2,500  General Electric Company                                     180,000
    5,000  Kerr Group, Inc. +                                            50,000
    4,000  National Presto Industries Inc.                              159,000
                                                                   ------------
                                                                      1,058,687
                                                                   ------------

Diversified Industrial -- 1.0%
    2,500  Minnesota Mining and Manufacturing
            Company                                                     165,625
    4,000  Thomas Industries Inc.                                        94,000
                                                                   ------------
                                                                        259,625
                                                                   ------------

Electric Equipment -- 1.5%
    8,000  Honeywell Inc.                                               389,000
                                                                   ------------

Entertainment -- 3.3%
    5,000  GC Companies, Inc. +                                         167,500
   15,000  Time Warner Inc.                                             568,125
    3,000  Viacom Inc., Class A +                                       137,625
                                                                   ------------
                                                                        873,250
                                                                   ------------

Financial Services -- 6.8%
    6,000  American Express Company                                     248,250
   16,000  GEICO Corporation                                          1,118,000
    3,000  H&R Block Inc.                                               121,500
    6,000  Midland Company                                              294,750
                                                                   ------------
                                                                      1,782,500
                                                                   ------------

Food and Beverage -- 4.4%
   14,742  Bruno's, Inc. +                                              154,791
    8,000  Celestial Seasonings, Inc. +                                 150,000
   15,000  Quaker Oats Company                                          517,500
    4,000  Seagram Company Ltd.                                         138,500
    2,000  Tootsie Roll Industries, Inc.                                 79,250
    2,000  Wrigley, (Wm.) Jr. Company                                   105,000
                                                                   ------------
                                                                      1,145,041
                                                                   ------------


                        See notes to financial statements.

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                                                                 Gabelli Capital
                                                                   Asset Fund
                                                                 ---------------
                                                                        5
                                                                 ---------------

--------------------------------------------------------------------------------
   Shares                                                                 Value
--------------------------------------------------------------------------------

Health Care -- 1.4%
    7,000  Genentech Inc. +                                        $    371,000
                                                                   ------------

Hotels/Casinos -- 1.9%
    9,000  Aztar Corporation +                                           72,000
    6,000  Hilton Hotels Corporation                                    369,000
    2,000  Mirage Resorts, Incorporated +                                69,000
                                                                   ------------
                                                                        510,000
                                                                   ------------

Industrial Equipment and Supplies -- 6.3%
   15,000  AMETEK, Inc.                                                 281,250
    5,000  Crane Co.                                                    184,375
    2,500  CTS Corporation                                               94,375
    1,000  Franklin Electric Company                                     33,000
    8,000  Ingersoll Rand Co.                                           281,000
   10,000  Navistar International Corporation +                         105,000
    1,500  Pittway Corporation                                           99,563
   16,000  Sequa Corporation, Class A +                                 488,000
   10,000  TransPro Inc.                                                106,250
                                                                   ------------
                                                                      1,672,813
                                                                   ------------

Metals and Mining -- 3.5%
   33,500  Magma Copper Company +                                       933,813
                                                                   ------------

Oil and Gas Equipment/Services -- 0.2%
    4,500  RPC Inc. +                                                    41,062
                                                                   ------------

Publishing -- 5.1%
    8,000  Houghton Mifflin Company                                     344,000
   10,000  Meredith Corporation                                         418,750
    8,000  Pulitzer Publishing                                          382,000
    8,000  Thomas Nelson Inc.                                           104,000
   11,000  Western Publishing Group, Inc. +                              86,625
                                                                   ------------
                                                                      1,335,375
                                                                   ------------

Specialty Chemical -- 1.2%
   14,000  Ferro Corporation                                            325,500
                                                                   ------------

Telecommunications -- 2.0%
   13,100  Pacific Telecom, Inc.                                        393,000
    4,000  US WEST Communications Group                                 143,000
                                                                   ------------
                                                                        536,000
                                                                   ------------

Wireless Communications -- 3.3%
   10,000  Cellular Communications, Inc., Class A +                     497,500
   12,000  Centennial Cellular Corp., Class A +                         205,500
    4,500  Telephone and Data Systems, Inc.                             177,750
                                                                   ------------
                                                                        880,750
                                                                   ------------
TOTAL COMMON STOCK
 (Cost $19,360,212)                                                  20,213,166
                                                                   ------------

--------------------------------------------------------------------------------
PREFERRED STOCKS -- 0.4%
--------------------------------------------------------------------------------
Cable -- 0.2%
    1,500  Cablevision Systems Corporation,
            Series I, 8.500%, Conv. Pfd.                                 40,875
                                                                   ------------

Industrial Equipment and Supplies -- 0.2%
    1,000  Sequa Corporation, $5.00, Conv. Pfd.                          58,000
                                                                   ------------
TOTAL PREFERRED STOCKS
 (Cost $100,675)                                                         98,875
                                                                   ------------

--------------------------------------------------------------------------------
U.S. TREASURY BILLS -- 23.9%
--------------------------------------------------------------------------------
  Principal
   Amount
--------------------------------------------------------------------------------
$6,308,000 4.84% to 5.33%++ due
            01/04/1996-02/08/1996                                     6,288,495
                                                                   ------------
TOTAL U.S. TREASURY BILLS
 (Cost $6,288,495)                                                    6,288,495
                                                                   ------------

--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.8%
--------------------------------------------------------------------------------
  228,000  Agreement with State Street Bank and
            Trust Company, 5.00% dated
            12/29/1995, to be repurchased at
            $228,127 on 01/02/1996, collateralized
            by $210,000 U.S. Treasury Bonds,
            8.00% due 08/15/1999
            (value $234,664)                                            228,000
                                                                   ------------
TOTAL REPURCHASE AGREEMENT
 (Cost $228,000)                                                        228,000
                                                                   ------------


                        See notes to financial statements.

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Gabelli Capital Asset Fund
----------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1995


                                                                          Value
--------------------------------------------------------------------------------

TOTAL INVESTMENTS -- 101.8%
 (Cost $25,977,382) (a)                                            $ 26,828,536
                                                                   ------------

OTHER ASSETS AND LIABILITIES (Net)-(1.8)%                              (464,594)
                                                                   ------------

--------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                               $ 26,363,942
                                                                   ============
--------------------------------------------------------------------------------

(a) Aggregate cost for Federal tax purposes was $25,993,437. Net unrealized appreciation for Federal tax purposes was $835,099 (gross unrealized appreciation was $1,144,947 and gross unrealized depreciation was $309,848).

 +   Non-income producing security

++   Represents annualized yield at date of purchase (unaudited).


                        See notes to financial statements.

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STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1995


Assets:
  Investments, at value
   (Cost $25,977,382)                                              $ 26,828,536
  Cash                                                                      857
  Receivable for investments sold                                        66,448
  Dividends and interest receivable                                      15,964
  Receivable from Manager                                                14,377
  Unamortized organization costs                                         86,576
                                                                   ------------
    Total Assets                                                     27,012,758
                                                                   ------------
Liabilities:
  Payable for investments purchased                                     475,825
  Organization costs payable                                             99,905
  Management fee payable                                                 22,578
  Accrued Directors' fees                                                 3,500
  Accrued expenses and other payables                                    47,008
                                                                   ------------
    Total Liabilities                                                   648,816
                                                                   ------------
  Net assets applicable to 2,463,338 shares of
   common stock outstanding                                        $ 26,363,942
                                                                   ============

NET ASSETS consist of:
  Shares of common stock at par value                              $      2,463
  Additional paid-in capital                                         25,525,869
  Distributions in excess of net realized
   gain on investments                                                  (16,055)
  Undistributed net investment income                                       511
  Net unrealized appreciation of investments                            851,154
                                                                   ------------
    Total Net Assets                                               $ 26,363,942
                                                                   ============

Net Asset Value, offering and redemption
price per share ($26,363,942 / 2,463,338
shares outstanding; 500,000,000 shares
authorized of $0.001 par value)                                    $      10.70
                                                                   ============

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
For the Period Ended December 31, 1995*


Investment Income:
  Interest income                                                  $    179,568
  Dividend income (net of foreign
    withholding taxes of $135)                                           84,468
                                                                   ------------
    Total Investment Income                                             264,036
                                                                   ------------

Expenses:
  Management fee                                                        104,276
  Legal and audit fees                                                   41,000
  Directors' fees                                                        15,885
  Amortization of organization costs                                     13,424
  Custodian fees                                                         10,370
  Registration and filing fees                                            9,517
  Transfer agent fees                                                     5,223
  Other                                                                     745
                                                                   ------------
Total expenses before expenses assumed
  by Manager and Adviser                                                200,440
                                                                   ------------
  Expenses assumed by Manager and Adviser                               (14,377)
                                                                   ------------
    Total Expenses -- Net                                               186,063
                                                                   ------------
Net Investment Income                                                    77,973
                                                                   ------------

Net Realized and Unrealized Gain on
 Investments:
  Net realized gain on investments sold                                 234,480
  Net unrealized appreciation of investments
   during the period                                                    851,154
                                                                   ------------
Net realized and unrealized gain on investments                       1,085,634
                                                                   ------------
Net increase in net assets resulting from
 operations                                                        $  1,163,607
                                                                   ============

---------
*The Fund commenced operations on May 1, 1995.


                        See notes to financial statements.

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Gabelli Capital Asset Fund
----------------------------------

STATEMENT OF CHANGES IN NET ASSETS



                                                                       Period
                                                                        Ended
                                                                       12/31/95*
                                                                   ------------

Net investment income                                              $     77,973
Net realized gain on investments                                        234,480
Net unrealized appreciation of investments                              851,154
                                                                   ------------
Net increase in net assets resulting from operations                  1,163,607
Distribution to shareholders from:
   Net investment income                                                (77,462)
   Net realized gain on investments                                    (234,480)
   Distributions in excess of net realized gain
    on investments                                                      (16,055)
Net increase in net assets from Fund share
 transactions                                                        25,428,332
                                                                   ------------

Net increase in net assets                                           26,263,942

NET ASSETS:
Beginning of period                                                     100,000
                                                                   ------------

End of period (including undistributed net
 investment income of $511)                                        $ 26,363,942
                                                                   ============

--------
*The Fund commenced operations on May 1, 1995.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Per share amounts for a Fund share outstanding throughout the period.

                                                                      Period
                                                                       Ended
                                                                      12/31/95*
                                                                  ------------
Operating performance:
Net asset value, beginning of period                                   $ 10.00
                                                                       -------
Net investment income (a)                                                 0.03
Net realized and unrealized gain on investments                           0.80
                                                                       -------
Total from investment operations                                          0.83
                                                                       -------
Distributions to shareholders from:
   Net investment income                                                 (0.03)
   Net realized gains                                                    (0.09)
   Distributions in excess of net realized gains                         (0.01)
                                                                       -------
Total Distributions                                                      (0.13)
                                                                       -------
Net asset value, end of period                                         $ 10.70
                                                                       =======
Total return**                                                             8.4%
                                                                       =======


Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                   $26,364
Ratio of net investment income to average
 net assets                                                               0.75%+

Ratio of operating expenses to average
 net assets (b)                                                           1.78%+

Portfolio turnover rate                                                   81.4%

------------

 *   The Fund commenced operations on May 1, 1995.

** Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.

 +   Annualized.

(a) Net investment income before expenses assumed by the Manager and Adviser for the period ended December 31, 1995 was $0.03.

(b) Operating expense ratio before expenses assumed by the Manager and Adviser for the period ended December 31, 1995 was 1.92%.


                        See notes to financial statements

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Gabelli Capital Asset Fund
----------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1995

-------------------------------------
1. -- Significant Accounting Policies
-------------------------------------

     Gabelli Capital Asset Fund (the "Fund"), a series of Gabelli Capital Series Funds, Inc. (the "Company"), was organized on April 8, 1993 as a Maryland corporation. The Company is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") whose primary objective is growth of capital. Shares of the Fund are available to the public only through the purchase of certain variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc. The Fund commenced operations on May 1, 1995. On April 26, 1995, the Fund sold a total of 10,000 shares of common stock to Guardian Insurance & Annuity Company, Inc. and proceeds to the Fund amounted to $100,000. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation.

     Portfolio securities which are traded only on a nationally recognized securities exchange or are quoted on NASDAQ are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the mean between closing bid and asked prices. Other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked price. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, as determined by Gabelli Funds, Inc. (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at fair value, as determined in good faith by or under the direction of the Board of Directors of the Company. Short-term investments that mature in more than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in that security. Short-term investments that mature in 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value.

Repurchase Agreements.

     The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Adviser, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

Securities Transactions and Investment Income.

     Securities transactions are accounted for on the trade date with realized gain or loss on investments determined using specific identification as the cost method. Interest income (including amortization of premium and discount) is recorded as earned.

Dividends and Distributions to Shareholders.

     Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which

--------------------------------------------------------------------------------

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                                                                 ---------------

--------------------------------------------------------------------------------



may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

Provision for Income Taxes.

     The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Deferred Organization Expenses.

     A total of $100,000 was incurred in connection with the organization of the Fund. These costs were advanced by the Guardian Insurance & Annuity Company and will be reimbursed by the Fund after the sooner of one year or when the Fund reaches $50 million. These costs were deferred and are being amortized on a straight-line basis over a period of 60 months from the date the Fund commenced investment operations.

----------------------------------------
2. -- Agreements with Affiliated Parties
----------------------------------------
     Pursuant to a management agreement (the "Management Agreement"), provides that the Fund will pay the Guardian Investor Services Corporation (the "Manager") a fee, computed daily and paid monthly, at the annual rate of 1.00 percent of the value of the Fund's average daily net assets. Pursuant to an Investment Advisory Agreement among the Fund, the Manager and the Adviser, the Adviser, under the supervision of the Company's Board of Directors and the
Manager, manages the Fund's assets in accordance with the Fund's investment objectives and policies, makes investment decisions for the Fund, places purchase and sale orders on behalf of the Fund, provides investment research and provides facilities and personnel required for the Fund's administrative needs. The Adviser may delegate its administrative role and currently has done so to First Data Investor Services Group, Inc., the Fund's sub-administrator (the "Sub-Administrator"). The Adviser will supervise the performance of administrative and professional services provided by others and pays the compensation of the Sub-Administrator and all officers and directors of the Fund who are its affiliates. As compensation for its services and the related expenses borne by the Adviser, the Manager pays the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.75 percent of the value of the Fund's average daily net assets. During the period ended December 31, 1995, the Manager and Adviser assumed certain expenses of the Fund in the amount of $14,377.

---------------------------
3. -- Portfolio Securities
---------------------------
     Cost of purchases and proceeds from sales of investment securities for the period ended December 31, 1995, excluding U.S. government and short-term investments, aggregated $27,936,333 and $8,712,282 respectively.

----------------------------------
4. -- Transactions with Affiliates
----------------------------------
     During the period ended December 31, 1995, the Fund paid brokerage commissions of $4,045 to Gabelli & Company, Inc. and its affiliates.

----------------------------
5. -- Shares of Common Stock
----------------------------
     Common stock transactions were as follows:

                                                          Period Ended
                                                            12/31/95*
                                                          ------------
                                                      Shares           Amount
                                                    ---------       -----------
Sold                                                2,907,580       $30,237,331
Shares issued upon re- investment of dividends         30,769           327,997
Redeemed                                             (485,011)       (5,136,996)
                                                    ---------       -----------
Net increase                                        2,453,338       $25,428,332
                                                    ---------       -----------

*  The Fund commenced operations on May 1, 1995.


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                                       65
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REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors
Gabelli Capital Asset Fund
(a series of Gabelli Capital Series Funds, Inc.)

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Gabelli Capital Asset Fund (a series of Gabelli Capital Series Funds, Inc.) as of December 31, 1995, and the related statements of operations and changes in net assets, and the financial highlights from May 1, 1995 (commencement of operations) through December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of mate-rial misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Gabelli Capital Asset Fund at December 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the period from May 1, 1995 to December 31, 1995, in conformity with generally accepted accounting principles.


                             /S/ Ernst & Young LLP

New York, New York
February 7, 1996



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